UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 7, 2004

STAR GAS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	33-98490	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Atlantic Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 328-7310

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.	Other Events.

The purpose of this Form 8-K is to file the balance sheets of Star Gas LLC, a Delaware limited liability company and the sole general partner of the Partnership, as set forth in Item 7 hereof.

Item 7.	Financial Statements and Exhibits.

(c)	Audited balance sheets of Star Gas LLC as of September 30, 2002 and 2003

Exhibit Number	Description of Exhibit
99.1	Audited balance sheets of Star Gas LLC as of September 30, 2002 and 2003.
99.2	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GAS PARTNERS, L.P.
By: Star Gas LLC (General Partner)

By:	/s/ James Bottiglieri

Name:	James Bottiglieri
Title:	Vice President
Date:	January 7, 2004